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                             MANAGED ASSETS TRUST

        SUPPLEMENT DATED MARCH 14, 2006 TO PROSPECTUS DATED MAY 2, 2005

   The following replaces the information appearing under the heading "Management--Portfolio Managers--TAMIC" in the Prospectus.

   Effective February 1, 2006, the fixed income portion of the fund's investment is managed by a team of portfolio managers, sector specialists and other investment professionals who work for both Salomon Brothers Asset Management Inc ("SBAM"), and Western Asset Management Company ("Western Asset"). SBAM and Western Asset are each wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, SBAM had approximately $79 billion in assets under management. SBAM is a wholly-owned subsidiary of Legg Mason, Inc.

   Western Asset was formed in January 1982, and had approximately $187 billion in assets under management as of December 31, 2005. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101.

   The following individuals are responsible for managing the fixed income portion of the fund's investment portfolio.

   Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Mr. Mark Lindbloom, Mr. Carl Eichstaedt and Mr. Frederick Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

   Mr. Leech and Mr. Walsh have been employed as portfolio managers for Western Asset for the past five years. Mr. Leech has been Chief Investment Officer of Western Asset since 1990. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

   Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of SBAM and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup, Inc. or its predecessor companies since 1986.

   Mr. Eichstaedt has been a portfolio manager for Western Asset since 1991.

   Prior to joining Western Asset in 2006, Mr. Marki was a director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

   The following individuals are responsible for managing the convertible portion of the fund's investment portfolio.

   Mr. Kent Bailey is co-portfolio manager for U.S. convertible strategies for SBAM. Mr. Bailey joined SBAM in 2001. Prior to that time he was a convertible analyst for Morgan Stanley.

   Mr. Peter D. Luke is a senior portfolio manager for U.S. convertible strategies for SBAM and a sector manager for flexible strategies. Mr. Luke has 39 years of industry experience and joined SBAM in 2001. Prior to that time he was a convertible portfolio manager for General Motors Investment Management Corp.

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   Under an exemptive order from the Securities and Exchange Commission, the
Manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement. TAMIC is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees relating to hiring and replacing subadvisers.

Date March 14, 2006